Exhibit 10.2

PURCHASE ORDER ADDENDUM: 011B1003
GLASGOW, KY MANUFACTURING DIVISION
DATE: September 24, 2004

Upon acceptance of this Purchase Order addendum by a dully authorized officer of Transbotics Corporation this purchase Order Addendum 011B1003 and any subsequent Purchase change orders (collectively referred to as the ORDER) shall be incorporated into the Master Equipment Purchase Agreement ("AGREEMENT") dated September 24, 2004 between Transbotics Corporation (TRANSBOTICS) and RR Donnelly & Sons Company ("RR DONNELLEY)

   I.  SPECIFICATIONS

       TRANSBOTICS shall design, manufacture, sell, install and warrant to RR DONNELLEY and RR DONNELLEY agrees to purchase from TRANSBOTICS an automatic guided vehicle system, as described in the attached Schedule "A": Pricing Recap and conforming to the following SPECIFICATIONS:


         SPECIFICATION                  DESCRIPTION                 PAGES          DATE
       ----------------- --------------------------------------- ----------- ----------------
                           RR Donnelley Performance
           2004-11-01      Specifications for Automated Guided        19         6/16/2004
                           Vehicle System for Glasgow Kentucky
                           Version 1.0
       ----------------- --------------------------------------- ----------- ----------------
                           GENERAL CONDITIONS FOR WORK
              G-1          IN OR ON RR DONNELLEY & SONS
                           COMPANY PROPERTY                            4          7/2002
       ----------------- --------------------------------------- ----------- ----------------
                           ENVIRONMENTAL CONDITIONS
              E-1          FOR MATERIALS SUPPLIED TO RR
                           DONNELLEY & SONS COMPANY                    1          7/2002
       ----------------- --------------------------------------- ----------- ----------------

       (The link to the most current version of the G-1 & E-1 Specifications can be found at: http://www.rrdonnelley.com/wwwrrd/supplierinfo/supplierinfo.asp)

  II.  INTENDED USE

       TRANSBOTICS understands that RR DONNELLEY intends to use the EQUIPMENT primarily in the transporting of printed product within its Glasgow KY manufacturing Division.

 III.  DELIVERY AND STARTUP DATES

       A.  DELIVERY DATE AND STARTUP DATE

       TRANSBOTICS acknowledges that the time of delivery of the EQUIPMENT is of the essence. Therefore, TRANSBOTICS agrees to design, manufacture, assemble, preshipment test, pack, crate and load the EQUIPMENT on the carrier selected by RR DONNELLEY on the DELIVERY DATE(s) indicated below,
       Fob: Charlotte, NC (or other manufacturing point), for shipment to RR DONNELLEY's Glasgow, KY Manufacturing Division.

               ------------ ---------------------------- -----------------------
                  Phase         ORIGIN DELIVERY DATE           STARTUP DATE
                                (end of the window)
               ------------ ---------------------------- -----------------------
                    I             December 6, 2004           December 23, 2004
               ------------ ---------------------------- -----------------------

  IV.  SHIP TO ADDRESS

                         RR Donnelley & Sons Co.
                         120 Donnelley Drive.
                         Glasgow, KY  42141-1060
                         USA
                         Attn: David Richardson

   V.  PURCHASE PRICE

       A.  PURCHASE PRICE

       The PURCHASE PRICE of the EQUIPMENT is FIVE HUNDRED SIXTY SEVEN THOUSAND, NINE HUNDRED FIFTY DOLLARS, ($567,950), (Fob: Charlotte, NC, loaded onto the carrier) which shall be paid in accordance with the payment schedule indicated below and pursuant to the terms in of the AGREEMENT. TRANSBOTICS's invoice(s) will certify that the documents or events described in the payment schedule have been furnished and are correct and/or have occurred.

       B.  PAYMENT SCHEDULE

       --------- --------------------------- ------------ ---------------- ----------- ---------------
        Payment          Contingency          Portion of     Amount ($)      Approx.       Terms
          No.                                 Purchase                        Date         (Net
                                              Price (%)                                    Days)
       --------- --------------------------- ------------ ---------------- ----------- ---------------
           1      Acceptance of this Order        10%        $56,795.01      9/1/2004        5
       --------- --------------------------- ------------ ---------------- ----------- ---------------
           2        Mutual Agreement on           10%        $56,795.02     9/10/2004       45
                  Functional Specification
       --------- --------------------------- ------------ ---------------- ----------- ---------------
           3      Successful Installation of      30%       $170,385.03     12/9/2004       45
                    Control System & Truck
                         #1 in Glasgow
       --------- --------------------------- ------------ ---------------- ----------- ---------------
           4        Upon Notification that        20        $113,590.04    12/17/2004       45
                     Vehicles 2 through 5
                         have shipped
       --------- --------------------------- ------------ ---------------- ----------- ---------------
           5     On start-up at the site of       20%       $113,590.04    12/23/2004       45
                     the complete system
       --------- --------------------------- ------------ ---------------- ----------- ---------------

       The balance of the PURCHASE PRICE not indicated in the payment schedule shall be due upon the successful completion of the ACCEPTANCE TEST pursuant to the terms and conditions of the AGREEMENT, provided that any defects in materials or workmanship called to the attention of TRANSBOTICS by RR DONNELLEY shall have been corrected to the reasonable satisfaction of RR DONNELLEY. Should RR DONNELLEY delay STARTUP or the ACCEPTANCE TEST for reasons other than correction of defects, the balance will be due no later than sixty (60) calendar days after the scheduled STARTUP.

  VI.  ACCEPTANCE TEST

       RR DONNELLEY shall conduct an ACCEPTANCE TEST of the EQUIPMENT upon STARTUP in RR DONNELLEY's facility. The ACCEPTANCE TEST period shall be conducted for a thirty (30) day period commencing not later than fifteen
       (15) days after STARTUP of the EQUIPMENT. During the testing period the EQUIPMENT shall reliably perform in accordance with requirements outlined in the SPECIFICATIONS.

 VII.  INSTALLATION, STARTUP & TRAINING

       The PURCHASE PRICE includes installation, training and start-up services. Training on the vehicles shall be held at TRANSBOTICS facility before they ship. Training on the control system shall be held at DONNELLEY's facility after installation and check out of the control system is completed.

VIII.  WARRANTY PERIOD (PARTS & LABOR)

       TRANSBOTICS agrees to warrant the EQUIPMENT for a period of two (2) years, commencing upon the ACCEPTANCE DATE.

       The terms and conditions of this warranty are contained Section XVIII of the AGREEMENT.

  IX.  NON-LEGAL CONTACTS

       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------

               TITLE                Name             PHONE          FACSIMILE         MOBILE                 EMAIL
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
                RR
             Donnelley
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
            Supply Chain        Paul Lovern      630.322.6595     630.322.6305     847.244-0173       Paul.lovern@rrd.com
               Mgmt -
           Downers Grove
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
            Supply Chain       Dennis French     270.678.0297     270.678.0458                       Dennis.French@rrd.com
               Mgmt -
             Lancaster
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
           Transportation       Pat O'Malley     630.655.7758     630.655.7763                       Pat.omalley@rrd.com
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
          Project Engineer    David Richardson   270.678.0475     270.678.0392                     David.Richardson@rrd.com
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
            Transbotics
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
               Sales           Randy Jennings    704.632.1115     704.364.4039     704.231.1739    rjennings@transbotics.com
                                                     x113
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
              Contract         Claude Imbleau    704.362.1115     704.364.4039     704.904.6263    cimbleau@transbotics.com
           Administration                            x200
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
           Transportation      Rick Nicholson    704.362.1115     704.364.4039     704.989.0836   rnicholson@transbotics.com
                                                     x308
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------
          Parts & Service       Allan Quimby     704.362.1115     704.364.4039     704.907.6104    aquimby@transbotics.com
                                                     x109
       --------------------- ----------------- ---------------- ---------------- ---------------- --------------------------

   X.  ENVIRONMENTAL REGULATIONS

       TRANSBOTICS agrees to comply with Specifications E-1 of May 1999 "ENVIRONMENTAL CONDITIONS FOR MATERIALS SUPPLIED TO RR DONNELLEY & SONS COMPANY." This specification should also be interpreted to include equipment as applicable. TRANSBOTICS shall be responsible for labeling of shipments provided for by Section 611 of the 1990 Federal Clean Air Act. TRANSBOTICS shall be considered to be the "importer" from the perspective of that Act.

  XI.  Phases II and III Guarantees

       The detailed design of phases II and III of this project are not fully defined at this time. If ordered by RR DONNELLEY on or before March 31, 2005, Transbotics will guarantee to freeze the phase timing and component pricing for those phases to the pricing and timing outlined in TRANSBOTICS proposal MKT-PROP-0403-001-REV3.

       In witness whereof, the parties hereto have executed this Purchase Order Addendum as of the day and year indicated below:


   TRANSBOTICS CORPORATION               RR DONNELLEY & SONS COMPANY


   By: /s/ Claude Imbleau          By: /s/ Timothy Clark
       ------------------              -----------------
       Authorized Signature            Authorized Signature


   Name:   Claude Imbleau          Name:   Timothy Clark
         ------------------              -----------------
         (Typed or Printed)              (Typed or Printed)


   Title:   CEO, President         Title: Vice President, Indirect Supply Chain
          ------------------              -------------------------------------
          (Typed or Printed)                     (Typed or Printed)


   Date:     9/29/04               Date:     9/23/04
         ---------------                 ---------------